Exhibit 10.8

English Translation

Power of Attorney

I, a shareholder of Beijing Yi He Jia Xun Information Technology Co., Ltd. (hereinafter referred to as “Yi He Jia Xun”), aggregately hold 50% of the equity of the Company and hereby agree to authorize Beijing Sohu New Era Information Technology Co., Ltd. (hereinafter referred to as “Sohu Era” or the “Authorized Person”) to exercise the shareholder’s rights associated with the said 50% of shareholding, and hereby irrevocably authorize the Authorized Person to exercise the following rights within the term of validity of this Power of Attorney:

I authorize the Authorized Person to act as my full-fledged representative and as the holder of 50% of stock equity of Yi He Jia Xun to exercise all rights that I enjoy as shareholder according to laws and the Company’s articles of association, including the right to propose the holding of shareholders’ meetings, receive any notices regarding the holding of shareholders’ meetings and rules of proceedings, attend shareholders’ meetings of Yi He Jia Xun and exercise all voting powers as the holder of 50% of shares of the Company (including acting as my authorized representative at shareholders’ meetings of Yi He Jia Xun to nominate and appoint directors, General Manager, Financial Director and other senior executives of Yi He Jia Xun, decide dividend distributions, etc.), sell or assign the 50% shareholding that I hold in Yi He Jia Xun, etc.

The Authorized Person has the right to designate the individual appointed by its board of directors (or Executive Director) to exercise the rights granted by the authorizing party hereunder.

This Power of Attorney shall remain valid for ten years from the date of execution unless the Business Operation Agreement signed by and among Yi He Jia Xun, Sohu Era, other shareholders of Yi He Jia Xun and me on August 30, 2011 is terminated early due to whatsoever reason. Upon expiration of the term of this Power of Attorney, if requested by Sohu Era, I shall extend the term of this Power of Attorney as requested.

Authorizing Party: Gang Fang
(Signature)

Date: August 30, 2011 Authorized Person: Beijing Sohu New Era Information Technology Co., Ltd. (Seal): Date: August 30, 2011

Power of Attorney

I, a shareholder of Beijing Yi He Jia Xun Information Technology Co., Ltd. (hereinafter referred to as “Yi He Jia Xun”), aggregately hold 50% of the equity of the Company and hereby agree to authorize Beijing Sohu New Era Information Technology Co., Ltd. (hereinafter referred to as “Sohu Era” or the “Authorized Person”) to exercise the shareholder’s rights associated with the said 50% of shareholding, and hereby irrevocably authorize the Authorized Person to exercise the following rights within the term of validity of this Power of Attorney:

I authorize the Authorized Person to act as my full-fledged representative and as the holder of 50% of stock equity of Yi He Jia Xun to exercise all rights that I enjoy as shareholder according to laws and the Company’s articles of association, including the right to propose the holding of shareholders’ meetings, receive any notices regarding the holding of shareholders’ meetings and rules of proceedings, attend shareholders’ meetings of Yi He Jia Xun and exercise all voting powers as the holder of 50% of shares of the Company (including acting as my authorized representative at shareholders’ meetings of Yi He Jia Xun to nominate and appoint directors, General Manager, Financial Director and other senior executives of Yi He Jia Xun, decide dividend distributions, etc.), sell or assign the 50% shareholding that I hold in Yi He Jia Xun, etc.

The Authorized Person has the right to designate the individual appointed by its board of directors (or Executive Director) to exercise the rights granted by the authorizing party hereunder.

This Power of Attorney shall remain valid for ten years from the date of execution unless the Business Operation Agreement signed by and among Yi He Jia Xun, Sohu Era, other shareholders of Yi He Jia Xun and me on August 30, 2011 is terminated early due to whatsoever reason. Upon expiration of the term of this Power of Attorney, if requested by Sohu Era, I shall extend the term of this Power of Attorney as requested.

Authorizing Party: Yanfeng Lv
(Signature)

Date: August 30, 2011 Authorized Person: Beijing Sohu New Era Information Technology Co., Ltd. (Seal): Date: August 30, 2011